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                                                                EXHIBIT 10.7 (f)

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 6

                           Dated as of August 10, 1999

                                       to

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 6 ("Amendment") is made as of August 10, 1999 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), SportRack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, Michigan (formerly known as NBD Bank), as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as heretofore amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of August 10, 1999 and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

                  1.1. Section 6.3(A) of the Credit Agreement is hereby amended by deleting the reference to "$4,000,000" now contained in subsection (i) thereof and substituting therefor the following: "$6,000,000", and by adding the following as new subsections (n) and (o) immediately following subsection (m) thereof:

                  "(n) Indebtedness incurred by Brink International BV or Brink BV or any of their affiliates in an amount not to exceed 5,000,000 Dutch Guilders or the Equivalent Amount in other Agreed Currencies thereof on terms acceptable to the Administrative Agent.






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                  (o) Indebtedness incurred by SportRack International Inc. in an amount not to exceed 1,000,000 Canadian Dollars or the Equivalent Amount in other Agreed Currencies on terms acceptable to the Administrative Agent."

                  1.2 Section 6.3(B) of the Credit Agreement is hereby amended by adding a new subsection (vi) immediately following subsection (v) thereof:

                           "(vi) forgiveness of Indebtedness due to Holdings or any of its Subsidiaries evidenced by notes payable from any employee in connection with the termination (voluntarily or involuntarily) of such Person's employment with Holdings or any of its Subsidiaries."

                  1.3 Section 6.3(C) of the Credit Agreement is hereby amended by adding a new subsection (vii) immediately following subsection (vi) thereof:

                                    "(vii) Liens to secure Indebtedness
                                    permitted pursuant to Section 6.3(A)(n) and
                                    Section 6.3(A)(o)."

                  1.4 Section 6.3(F)(iv) of the Credit Agreement is hereby amended by deleting the reference to "$300,000" now contained therein and substituting therefor the following: "$5,000,000."

                  1.5 Section 6.3(H) of the Credit Agreement is hereby amended by adding the following immediately at the end thereof:

                                    "except for arrangements made in connection with the termination (voluntarily or involuntarily) of such Person's employment with Holdings or any of the Subsidiaries."
                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

                  3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of August 10, 1999, (i) there exists no Default or Unmatured Default under the Credit Agreement, as amended hereby, and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.



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                  4. Reference to and Effect on the Credit Agreement and
Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                ADVANCED ACCESSORY SYSTEMS, LLC
                                  as a Borrower

                                By:   /s/ Terence C. Seikel
                                   ------------------------
                                Name:
                                Title:

                                SPORTRACK, LLC
                                as a Borrower
                                By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                       Its Manager

                                By:     /s/ Terence C. Seikel
                                   --------------------------
                                Name:
                                Title:

                                VALLEY INDUSTRIES, LLC
                                  as a Borrower
                                By: ADVANCED ACCESSORY SYSTEMS, LLC
                                      Its Manager


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                                By:     /s/ Terence C. Seikel
                                   --------------------------
                                Name:
                                Title:

                                BRINK INTERNATIONAL BV
                                  as a Borrower

                                By:     /s/ Terence C. Seikel
                                   --------------------------
                                Name:
                                Title:

                                BRINK BV
                                  as a Borrower

                                By:     /s/ Terence C. Seikel
                                   --------------------------
                                Name:
                                Title:

                                BANK ONE, MICHIGAN
                                  as the Administrative Agent and the
                                  Documentation and Collateral Agent, and as a Lender

                                By:    /s/ Willam Canney
                                   --------------------------
                                Name:
                                Title: Vice President

                                THE CHASE MANHATTAN BANK
                                  as the Co-Administrative Agent and the
                                  Syndication Agent, and as a Lender

                                By:   /s/ Karen M. Sharf
                                   --------------------------
                                Name:
                                Title: Vice President

                                FIRST UNION NATIONAL BANK
                                  as a Lender

                                By:   /s/ Kent Davis
                                   --------------------------
                                Name:
                                Title: Vice President

                                THE BANK OF NOVA SCOTIA
                                   as a Lender

                                By:   /s/ F.C.H. Ashby
                                   --------------------------
                                Name:
                                Title: Senior Manager Loan Operations

                                COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK



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                                   B.A., "RABOBANK NEDERLAND",
                                   NEW YORK BRANCH
                                   as a Lender

                              By:
                                 ----------------------------------
                              Name:
                              Title:

                              By:
                              Name:
                              Title:

                              LASALLE NATIONAL BANK
                                  as a Lender

                              By:   /s/ Thomas J. Ranville
                                 ----------------------------------
                              Name:
                              Title: 1st Vice President

                              MICHIGAN NATIONAL BANK
                                  as a Lender

                              By:   /s/ John M. Bebb
                                 ----------------------------------
                              Name:
                              Title: Relationship Manager

                              NATIONAL CITY BANK (CLEVELAND)
                                  as a Lender

                              By    /s/ Joshua R. Sosland
                                 ----------------------------------
                              Name:
                              Title: Account Officer


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                              COMERICA BANK
                                 as a Lender

                              By:   /s/ Nicholas G. Mester
                                 -------------------------------------
                              Name:
                              Title: Account Officer

                              VAN KAMPEN PRIME RATE INCOME TRUST
                                 as a Lender

                              By:   /s/ Lisa M. Mincheski
                                 -------------------------------------
                              Name:
                              Title: Vice President

                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research as
                                 Investment Advisor

                              By:   /s/ Scott H. Page
                                 -------------------------------------
                              Name:
                              Title: Vice President

                              MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                              By: Merrill Lynch Asset Management, L.P.,
                                  as Investment Advisor

                              By:
                                 -------------------------------------
                              Name:
                              Title:

                              MERRILL LYNCH PRIME RATE PORTFOLIO
                              By: Merrill Lynch Asset Management, L.P.,
                                 as Investment Advisor

                              By:
                                 -------------------------------------
                              Name:
                              Title:



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